UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Aeglea BioTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

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AEGLEA BIOTHERAPEUTICS, INC.

901 S. MoPac Expressway

Barton Oaks Plaza One, Suite 250

Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2017

Dear Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Aeglea BioTherapeutics, Inc. The meeting will be held on Wednesday, June 7, 2017, at 9:00 am local time at 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, TX 78746.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect three Class I directors of Aeglea BioTherapeutics, Inc. each to serve until the third annual meeting of stockholders following this meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
3.

To re-approve the Internal Revenue Code Section 162(m) limits of our 2016 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 10, 2017 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about April 21, 2017. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at our headquarters.

Your vote as an Aeglea BioTherapeutics, Inc. stockholder is very important. Each share of stock that you own represents one vote. For questions regarding your stock ownership, you may contact us through our website at http://ir.aegleabio.com or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, by email through the American Stock Transfer & Trust Company website at www.amstock.com/main/nav_contactUs.asp or by phone at (800) 937-5449.

By Order of the Board of Directors,

David G. Lowe, Ph.D.

Chief Executive Officer

Austin, Texas
April 21, 2017

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

AEGLEA BIOTHERAPEUTICS, INC.

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

AEGLEA BIOTHERAPEUTICS, INC.

901 S. MoPac Expressway

Barton Oaks Plaza One, Suite 250

Austin, TX 78746

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

April 21, 2017

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the board of directors of Aeglea BioTherapeutics, Inc. (“Aeglea”) for use at Aeglea’s 2017 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 7, 2017, at 9:00 am local time, and any adjournment or postponement thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 21, 2017. An annual report on Form 10-K for the year ending December 31, 2016 is enclosed with this Proxy Statement. An electronic copy of this Proxy Statement and annual report on Form 10-K are available at www.proxyvote.com.

General Information About the Annual Meeting

Purpose of the Annual Meeting

At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement for the 2017 Annual Meeting (“Proxy Statement”).

Record Date; Quorum

Only holders of record of common stock at the close of business on April 10, 2017 (“Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 13,452,260 shares of common stock outstanding and entitled to vote. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our headquarters.

The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

In deciding all matters at the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Trust & Transfer Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, by Internet, or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to the board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or any of the nominees or “WITHHOLD” your vote with respect to one or any of the nominees. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Re-approval of limits of Section 162(m) of Internal Revenue Code of 1986, as amended (“Code”), will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees typically do not have discretionary authority to vote on non-routine matters. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Under the rules and interpretations of The NASDAQ Stock Market Listing Rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors, executive compensation and certain corporate governance proposals, even if management-supported. At our Annual Meeting, only ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not have discretionary authority to vote on the election of directors and the re-approval of the Section 162(m) limits. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

The board of directors recommends that you vote “FOR” each of the Class I directors named in this Proxy Statement (“Proposal No. 1”), “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal No. 2”) and “FOR” the re-approval of the Section 162(m) limits of our 2016 Equity Incentive Plan (“Proposal No. 3”). None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors so nominated and other than as referenced in “Proposal No. 3—Re-approval of the Section 162(m) Limits of the 2016 Equity Incentive Plan—Certain Interests of Directors.”

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote in person—we will provide a ballot to stockholders who attend the Annual Meeting and wish to vote in person;
•	vote via telephone or Internet—in order to do so, please follow the instructions shown on your proxy card; or
•	vote by mail—complete, sign and date the proxy card enclosed herewith and return it before the Annual Meeting in the envelope provided.

Votes submitted by telephone or Internet must be received by 11:59 pm Eastern Time on June 6, 2017. Submitting your proxy, whether via the Internet, by telephone, or by mail, will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” all of the nominees to the board of directors, or you may withhold your vote from any nominee you specify. For any other matter to be voted on you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet or by mail. If you are voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

Aeglea will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, Aeglea and its agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, Aeglea will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Aeglea, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to the Corporate Secretary of Aeglea (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or Internet; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission (“SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Aeglea is strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines that set forth the role of the board of directors, director independence standards, board structure and functions, director selection considerations, and other policies for the governance of the company (“Corporate Governance Guidelines”). Our Corporate Governance Guidelines are available by clicking on “Governance Highlights” in the Investors section of our website, which is located at http://ir.aegleabio.com. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically, and recommends changes to our board of directors as warranted.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its chairperson in any way that it considers in the best interests of our company, and that the nominating and corporate governance committee shall periodically consider the leadership structure of our board of directors and make such recommendations to the board of directors with respect thereto as the nominating and corporate governance committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and Chief Executive Officer are held by the same person, the independent directors may designate a “lead independent director.” In cases in which the chairperson and Chief Executive Officer are the same person, the chairperson schedules and sets the agenda for meetings of the board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the board of directors from time to time.

Our board of directors believes that Aeglea and our stockholders are best served by having Dr. Armen Shanafelt serve as our non-executive Chairman. Our board of directors believes that the current board leadership structure provides effective independent oversight of management while allowing the board and management to benefit from its members’ extensive financial and business expertise in the biotechnology industry. Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of the board of directors and sound corporate governance policies and practices.

Our Board of Directors’ Role in Risk Oversight

Our board of directors, as a whole, has responsibility for risk oversight, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the board of directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance and reputational risks.

Each committee of the board of directors meets in executive session with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. The audit committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies and guidelines. The compensation committee reviews risks and exposures associated with compensation programs and arrangements, including incentive plans. The nominating and corporate governance committee, together with the audit committee, reviews our major legal compliance risk exposures and monitors the processes put in place by management to mitigate these exposures, including our legal risk assessment and legal risk management policies and guidelines.

Director Independence

Our board of directors determines the independence of our directors by applying the applicable rules, regulations and listing standards of the NASDAQ Global Market (“NASDAQ”). These provide that a director is independent only if the board affirmatively determines that the director does not have a relationship with the company which, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. They also specify various relationships that preclude a determination of director independence. Such relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.

Applying these standards, the board annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, our board of directors considered, among other things, the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Based upon this review, our board of directors has determined that the following members of our board are currently independent as determined under applicable rules, regulations and listing standards of NASDAQ: Mr. Cox, Mr. Mahatme, Dr. Shanafelt and Dr. Bruhn. All members of our audit committee, compensation committee and nominating and corporate governance committee must be independent directors under the applicable rules, regulations and listing standards of NASDAQ, subject to NASDAQ’s phase-in rules. Members of the audit committee also must satisfy a separate SEC independence requirement, which provides that (i) they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Aeglea or any of its subsidiaries other than their directors’ compensation, and (ii) they may not be an affiliated person of Aeglea or any of its subsidiaries. Members of the compensation committee also must satisfy a separate SEC independence requirement and a related NASDAQ listing standard with respect to their affiliation with Aeglea and any consulting, advisory or other fees they may have received from Aeglea. Our board of directors has determined that, all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and NASDAQ independence requirements for such committees.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for the audit committee, compensation committee and nominating and corporate governance committee are available, without charge, upon request in writing to Aeglea BioTherapeutics, Inc., 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Corporate Secretary or by clicking on “Governance Highlights” in the Investors section of our website at http://ir.aegleabio.com. Members serve on these committees until their resignations or until otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of Mr. Mahatme, who is the chair of the audit committee, Dr. Shanafelt and Mr. Cox. The members of our audit committee meet the requirements for independence under current NASDAQ and SEC rules, regulations and listing standards. Each member of our audit committee is financially literate as required by NASDAQ listing standards. In addition, our board of directors has determined that Mr. Mahatme is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended. This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our board of directors. Our audit committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is comprised of Mr. Cox, who is the chair of the compensation committee, and Mr. Mahatme. The composition of our compensation committee meets the requirements for independence under current NASDAQ and SEC rules, regulations and listing standards. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), an outside director, as defined pursuant to Section 162(m) of the Code and is “independent” as defined in Section 5605(a)(2) of the NASDAQ rules and Rule 10C-1 promulgated under the Exchange Act. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee is responsible for, among other things:

•	reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•	reviewing and recommending to our board of directors the compensation of our directors;
•	reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;
•	administering our stock and equity incentive plans;
•	reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
•	reviewing our overall compensation philosophy.

The compensation committee has the sole authority and responsibility, subject to any approval by the board of directors which the compensation committee or legal counsel determines to be desirable or required by applicable law or the NASDAQ rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The compensation committee also makes recommendations to our board of directors regarding the form and amount of compensation of non-employee directors. The compensation committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the board of directors or any member of the board of directors with respect to compensation of the Chief Executive Officer and other executive officers.

The compensation committee engaged an independent executive compensation consulting firm, Compensia (“Compensia”), to evaluate our executive compensation program and practices and to provide advice and ongoing assistance on executive compensation matters for fiscal year 2016. Specifically, Compensia was engaged to:

•	provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
•	review and assess our current director, CEO and other executive officer compensation policies and practices and equity profile relative to market practices;
•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the compensation committee; and
•	review market practices on employee stock purchase plans and other equity programs.

Representatives of Compensia met informally with the chair of the compensation committee and attended the regular meetings of the compensation committee, including executive sessions from time to time without any members of management present. During fiscal year 2016, Compensia worked directly with the compensation committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The compensation committee has determined that none of the work performed by Compensia during fiscal year 2016 raised any conflict of interest.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Dr. Bruhn, who is the chair of the nominating and corporate governance committee, and Dr. Shanafelt. The composition of our nominating and corporate governance committee meets the requirements for independence under current NASDAQ and SEC rules, regulations and listing standards. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our board of directors;
•	recommending directors to serve on board committees;
•	reviewing and recommending our Corporate Governance Guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;
•	evaluating, and overseeing the process of evaluating, the performance of our board of directors and individual directors; and
•	assisting our board of directors on corporate governance matters.

Compensation Committee Interlocks and Insider Participation

During 2016, Russell J. Cox, Sandesh Mahatme, Armen Shanafelt, Ph.D. (through August 16, 2016), and Anthony G. Quinn, M.B Ch. B, Ph.D. (effective August 16, 2016) served on our Compensation Committee. None of the members of our compensation committee in 2016 was at any time during 2016 or previously an officer or employee of Aeglea or any of its subsidiaries, and none had or have any relationships with Aeglea that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during fiscal year 2016.

Code of Business Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers. The full text of our Code of Conduct and Ethics is available on the Investor Relations section of our website located at http://ir.aegleabio.com by clicking on “Governance Highlights.” Any amendments or waivers of our Code of Conduct and Ethics pertaining to a member of our board of directors or one of our executive officers will be disclosed on our website at the above-referenced address.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. During fiscal year 2016, our board of directors met six times, including telephonic meetings, the audit committee held five meetings, the compensation committee held five meetings and the nominating and corporate governance committee held two meetings. None of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the board of directors and the total number of meetings held by all committees of the board of directors on which such director served (during the period that such director served on the board of directors and any committee).

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. We completed our initial public offering in April 2016 and did not hold an annual meeting of our stockholders in 2016.

Presiding Director of Non-Employee Director Meetings

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion, led by our non-executive Chairman, Dr. Shanafelt.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of the board of directors or a specific member of our board of directors (including our Chairman or lead independent director, if any) may do so by letters addressed to the attention of our Compliance Officer.

All communications are reviewed by the Compliance Officer and provided to the members of the board of directors consistent with a screening policy providing that unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of the board of directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our board of directors.

The address for these communications is:

Aeglea BioTherapeutics, Inc.
c/o Corporate Secretary
901 S. MoPac Expressway
Barton Oaks Plaza One, Suite 250
Austin, TX 78746

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by the board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to the board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of the board of directors to possess.

Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NASDAQ listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the board of directors nor the nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, and knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at our Annual Meeting to be held on June 7, 2017. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2018 and 2019, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2020 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees to the Board of Directors

The nominees, and their ages, occupations and length of board service as of March 31, 2017, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our board of directors at this time.

Name of Director/Nominee	Age	Principal Occupation	Director Since
Sandesh Mahatme(1)(2)	52	Executive Vice President, Chief Financial Officer and Chief Business Officer, Sarepta Therapeutics	2015
George Georgiou, Ph.D.	57	Professor, University of Texas at Austin	2013
Suzanne Bruhn, Ph.D.(3)	53	President and Chief Executive Officer, Proclara Biosciences	2017

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

Sandesh Mahatme. Mr. Mahatme has served as a director since June 2015. Since November 2012, Mr. Mahatme has served in various executive positions, including as Executive Vice President, Chief Financial Officer, and Chief Business Officer at Sarepta Therapeutics, Inc., a publicly traded biopharmaceutical company. From January 2006 to November 2012, Mr. Mahatme worked at Celgene Corporation, a publicly traded biopharmaceutical company, where he served in various roles, including Senior Vice President of Corporate Development, Senior Vice President of Finance, Corporate Treasurer and Head of Tax. From 1997 to 2005 Mr. Mahatme worked for Pfizer Inc., a pharmaceutical company, where he served in senior roles in business development and corporate tax. Mr. Mahatme earned LL.M. degrees from Cornell Law School and NYU School of Law and is a member of the New York State Bar Association. He is a director at Flexion Therapeutics, Inc. and Elcelyx Therapeutics, Inc., both biopharmaceutical companies. We believe Mr. Mahatme is qualified to serve on our board of directors because of his experience in the pharmaceutical industry and financial expertise.

George Georgiou, Ph.D. Dr. Georgiou has served as a director since December 2013. Since August 1986, Dr. Georgiou has served on the faculties of Chemical Engineering, Biomedical Engineering and Molecular Biosciences at the University of Texas at Austin. Since March 2016, Dr. Georgiou has served as director of Kyn Therapeutics Inc. and, since January 2012, as manager of GMA L.L.C. He received his B.Sc. in Chemical Engineering from the University of Manchester, U.K. and his Ph.D. from Cornell University. Dr. Georgiou was elected member of the National Academy of Engineering (NAE) in 2005 and to the U.S. Institute of Medicine (IOM) of the National Academy of Sciences in 2011. We believe Dr. Georgiou is qualified to serve on our board of directors because of his experience developing protein therapeutics.

Suzanne Bruhn, Ph.D. Dr. Bruhn has served as a director since February 2017. Since April 2017, Dr. Bruhn has served as President and Chief Executive Officer of Proclara Biosciences, Inc. Dr. Bruhn served as President and Chief Executive Officer of Promedior, Inc. between May 2012 and November 2015. She also served as a member of the board of directors of Raptor Pharmaceuticals Corp., a publicly traded pharmaceutical company, from April 2011 until it was acquired by Horizon Pharma plc in October 2016. Prior to that, Dr. Bruhn served as Senior Vice President, Strategic Planning and Program Management at Shire plc, a publicly traded biopharmaceutical company, between December 1998 and February 2012. Dr. Bruhn currently also serves on the board of directors of Pliant Therapeutics. Dr. Bruhn received her B.S. degree in Chemistry from Iowa State University and her Ph.D. in Chemistry from Massachusetts Institute of Technology. We believe Dr. Bruhn is qualified to serve on our board of directors because of her expertise and experience in the biopharmaceutical industry, including her expertise in the development and commercialization of treatments for rare diseases.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting, and their ages, occupations and length of board service as of March 31, 2017, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our board of directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Class II Directors:
Russell J. Cox(1)(2)	53	Executive Vice President and Chief Operating Officer, Jazz Pharmaceuticals	2015
David G. Lowe, Ph.D.	60	Chief Executive Officer, Aeglea	2013
Class III Directors:
Armen Shanafelt, Ph.D.(1)(3)	57	General Partner, Lilly Ventures	2013
Anthony G. Quinn, M.B Ch. B, Ph.D.	55	Interim Chief Medical Officer, Aeglea	2016

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

Russell J. Cox. Mr. Cox has served as a director since June 2015. Mr. Cox has served as Executive Vice President and Chief Operating Officer at Jazz Pharmaceuticals plc, a publicly traded biopharmaceutical company, since May 2014, where he also served as Executive Vice President and Chief Commercial officer from March 2012 to May 2014 and as Senior Vice President, Sales and Marketing from July 2010 until February 2012. Prior to that, he served in a variety of senior management roles since joining Jazz Pharmaceuticals, Inc. (the predecessor to Jazz Pharmaceutical plc) in July 2010. From January 2009 to January 2010, he was Senior Vice President and Chief Commercial Officer of Ipsen Group, a publicly traded pharmaceutical company, and from 2007 until December 2008, he was Vice President of Marketing at Tercica, Inc. (acquired by Ipsen Group), a biotechnology company. From 2003 to 2007, he was with Scios Inc. (acquired by Johnson and Johnson in 2003), where he also held the role of Vice President, Marketing. Prior to 2003, Mr. Cox was with Genentech, Inc. for 12 years, where he was a Product Team Leader responsible for the Growth Hormone franchise and led numerous product launches as a Group Product Manager. Mr. Cox received a B.S. in Biomedical Science from Texas A&M University. We believe Mr. Cox is qualified to serve on our board of directors due to his commercial and operating experience in the biopharmaceutical industry.

David G. Lowe, Ph.D. Dr. Lowe has served as our Chief Executive Officer and President and as a member of our board of directors since December 2013. From June 2002 to November 2012, Dr. Lowe served at Skyline Ventures, a venture capital firm initially as a Kauffman Fellow from June 2002 to December 2003 then as a Partner and Managing Director. From 1985 to 2001, Dr. Lowe served in positions of increasing responsibility at Genentech Inc., initially as a post doctoral fellow and ultimately as a Research Director. Dr. Lowe holds a B.Sc. and Ph.D. in Biochemistry from the University of Toronto. We believe that Dr. Lowe should serve as a member of our board of directors due to the perspective he brings as our founder and his expertise in the fields of business and therapeutics.

Armen Shanafelt, Ph.D. Dr. Shanafelt has served as a director since December 2013 and has served as Chairman of our board of directors since February 2014. Since April 2009, Dr. Shanafelt was venture partner, then a general partner, of Lilly Ventures, a venture capital firm. Previous to joining Lilly Ventures, Dr. Shanafelt was one of several Chief Science Officer(s) at Eli Lilly and Company, a pharmaceutical research company, specifically responsible for the generation of the early biotherapeutic pipeline which spanned the therapeutic areas of oncology, endocrine, and neuroscience. Dr. Shanafelt received his B.S. in Chemistry and Physics from Pacific Lutheran University, and his Ph.D. in Chemistry from the University of California, Berkeley. He completed his postdoctoral work at DNAX Research Institute, where he studied the structure-function relationships of cytokines and their receptors. Dr. Shanafelt also serves as a director for Protagonist Therapeutics, Inc., a clinical stage biopharmaceutical company, where he is the chair the nomination and governance committee and a member of the audit committee, as well as a director of four privately-held biotechnology companies. We believe Dr. Shanafelt is qualified to serve on our board of directors because of his experience in the pharmaceutical and biotechnology businesses, including his expertise with respect to the generation of early biotherapeutic pipelines for oncology therapeutics and his investment experience while a partner with Lilly Ventures.

Anthony G. Quinn, M.B Ch.B, Ph.D. Dr. Quinn has served as a director since March 2016 and has served as interim Chief Medical Officer since April 2017. Since October 2015, Dr. Quinn has worked as a private consultant for IDBioPharm Consulting LLC. From August 2009 to June 2015, Dr. Quinn served as Head of Research & Development and Chief Medical Officer initially at the Senior Vice President level and subsequently at the Executive Vice President level for Synageva BioPharma Corp., a publicly traded biopharmaceutical company that was acquired by Alexion Pharmaceuticals, Inc. in June 2015. Following the acquisition, Dr. Quinn worked for Alexion Pharmaceuticals from June 2015 to September 2015. Dr. Quinn received a B.MSc in General Pathology and a M.B Ch.B in Medicine from the University of Dundee. Dr. Quinn later earned a Ph.D. in Cancer Research from the University of Newcastle upon Tyne. We believe Dr. Quinn is qualified to serve on our board of directors because of his medical and clinical experience in the biopharmaceutical industry, including the development of therapeutics for rare diseases.

Family Relationships

There are no family relationships among our directors and officers.

Director Compensation

The following table provides information for the fiscal year ended December 31, 2016 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion of 2016. Dr. David G. Lowe, our Chief Executive Officer, is not included in the table below because he did not receive additional compensation for services as a director. The compensation received by Dr. Lowe as an employee is shown below in “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Armen Shanafelt, Ph.D.	56,473	125,167	—		181,640
George Georgiou, Ph.D.	25,673	125,167	50,000	(3)	200,840
Sandesh Mahatme	51,104	50,544	—		101,648
Russell J. Cox	50,705	50,544	—		101,249
Anthony G. Quinn, M.B Ch.B, Ph.D.	41,990	92,793	—		134,784
Suzanne Bruhn, Ph.D. (2)	—	—	—		—

(1)

The amounts reported in this column represent the aggregate grant date fair value of the awards granted to our non-employee directors during the year ended December 31, 2016, as computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). The assumptions used in calculating the grant date fair value of the awards reported in the Option Awards column are set forth in Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2016. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the non-employee directors from the awards. For information regarding the number of stock options and restricted common stock held by each non-employee director as of December 31, 2016, see the table below.

(2)	Dr. Bruhn became a director in February 2017.
(3)	Represents consulting fees paid to Dr. Georgiou in connection with research services provided pursuant to a consulting agreement between Dr. Georgiou and Aeglea.

Our non-employee directors held the following number of outstanding stock options as of December 31, 2016.

Name	Option Awards
Armen Shanafelt, Ph.D.	24,000
George Georgiou, Ph.D.	37,852
Sandesh Mahatme	33,809
Russell J. Cox	33,809
Anthony G. Quinn, M.B Ch.B, Ph.D.	23,809
Suzanne Bruhn, Ph.D.	—

Non-Employee Director Compensation Arrangements

Our board of directors has adopted a compensation program for non-employee directors that provides for the following:

Cash Compensation. The program provides an annual cash retainer of $35,000 to each of our non-employee directors and an additional $25,000 to the chairman of the board. The chair of our audit committee, compensation committee and nominating and corporate governance committee receives annual retainers of $15,000, $10,000 and $8,000, respectively. Each non-chairperson member of our audit committee, compensation committee and nominating and corporate governance committee receives an annual cash retainer of $7,500, $5,000 and $4,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.

Equity Compensation. Each new, non-employee director who joins our board of directors will receive an initial option grant with a fair value (calculated in accordance with ASC 718) equal to $300,000 upon election to our board of directors. On the date of each annual meeting of stockholders beginning with our 2017 annual meeting, each non-employee director who continues to serve on our board of directors immediately following such meeting will receive an option grant with a fair value (calculated in accordance with ASC 718) at the time of grant equal to $100,000, subject to proration on a monthly basis in the event the non-employee director has not served a full year on our board of directors since his or her last stock option grant. Equity awards for new directors will vest in equal monthly installments for three years after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. Annual equity grants for directors will vest in equal monthly installments for one year after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. In addition, equity awards for non-employee directors will vest in full in the event that we are subject to a change in control or upon certain other events.

Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending board and committee meetings.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE THREE NOMINATED DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected PricewaterhouseCoopers LLP as Aeglea’s independent registered public accounting firm to perform the audit of Aeglea’s financial statements for the fiscal year ending December 31, 2017 and recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, Aeglea has determined that it is good practice to request ratification of this selection by the stockholders. In the event that PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of PricewaterhouseCoopers LLP as Aeglea’s independent registered public accounting firm.

PricewaterhouseCoopers LLP audited Aeglea’s financial statements for Aeglea’s fiscal year ended December 31, 2016. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, in which case they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually.

The following table provides information regarding fees billed or expected to be billed by PricewaterhouseCoopers LLP during the years ended December 31, 2016 and 2015:

	2016	2015
Audit fees(1)	$751,000	$1,214,000
Audit related fees(2)	$25,000	$30,000
Tax fees(3)	$37,000	$40,000
All other fees(4)	$—	$—
Total fees	$813,000	$1,284,000

(1)

“Audit fees” include fees billed or expected to be billed for professional services primarily related to the audits of our 2016 and 2015 annual financial statements, the review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including the registration statement related to our initial public offering in April 2016. Included in the 2016 and 2015 audit fees are fees of $333,000 and $878,000, respectively, related to our initial public offering.

(2)

“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our fiscal years 2016 and 2015 financial statements. Audit-related fees also include fees for grant-related agreed upon procedures and consultation concerning financial accounting and reporting standards not classified as audit fees.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.

(4)

“All other fees” include the aggregate fees billed in fiscal years 2016 and 2015 for products and services provided by PricewaterhouseCoopers LLP, other than included in “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2

PROPOSAL NO. 3

RE-APPROVAL OF THE SECTION 162(M) LIMITS OF THE 2016 EQUITY INCENTIVE PLAN

General

Our 2016 Equity Incentive Plan (“2016 Plan”) was initially adopted by our board of directors in December 2015 and subsequently approved by our stockholders in December 2015. The 2016 Plan became effective in April 2016 in connection with our initial public offering. The 2016 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors and advisors in the form of stock options, restricted stock awards (“RSAs”), stock bonus awards (“Stock Bonus Awards”), stock appreciation rights (“SARs”), restricted stock units (“RSUs”) and performance awards (“Performance Awards”).

We believe that future business successes and our ability to remain competitive depend on our continuing efforts to attract, retain and motivate highly qualified personnel. In order to be competitive as an employer in our industry, we rely on our equity-based compensation programs, including the grant of stock options and other awards under the 2016 Plan, to attract and retain qualified people. Allowing employees to participate in owning shares of our common stock helps to align the objectives of our stockholders and employees and is important in attracting, motivating and retaining the highly skilled personnel that are necessary in our industry.

Proposal

In April 2017, our board of directors directed us to submit the material terms, share limits, performance award dollar limit and performance criteria of the 2016 Plan to our stockholders for re-approval for purposes of Section 162(m) of the Code. The material terms solicited for re-approval are described below under “Summary of the 2016 Plan,” and include the employees eligible to receive compensation, the performance criteria on which the performance goals are based and the maximum amount of compensation that could be paid to any employee under the 2016 Plan or the formula used to calculate the amount of such compensation if the performance goal is attained.

We are asking our stockholders to approve the material terms, share limits, performance award dollar limit and performance criteria of the 2016 Plan pursuant to Section 162(m) of the Code to preserve corporate income tax deductions that may become available to us. We are asking the stockholders for this re-approval so that we may deduct for federal income tax purposes gains attributable to awards under the 2016 Plan that, when added to the compensation payable by us to certain executive officers in any single year, exceed $1,000,000.

Pursuant to Section 162(m) of the Code, we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receives more than $1,000,000 in compensation in any single year. Compensation includes, without limitation, cash compensation; ordinary income arising from the exercise of stock options that are nonqualified stock options (“NSOs”) and SARs, ordinary income arising from the vesting of RSAs and RSUs; ordinary income arising from disqualifying dispositions of stock options that were granted as incentive stock options (“ISOs”); and ordinary income arising from Stock Bonuses and Performance Awards conferred in cash or shares. The executive officers whose compensation is subject to this limitation on deductions are those that constitute “covered employees” within the meaning of Section 162(m) of the Code, which generally includes our Chief Executive Officer and certain of our most highly-compensated officers, excluding our Chief Financial Officer. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1,000,000 in a single year. Certain awards granted under the 2016 Plan may be designed by our compensation committee to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code. For these awards to qualify as “performance-based” compensation under Section 162(m) of the Code, our stockholders must approve the material terms, share limits, performance award dollar limit and performance criteria of the 2016 Plan at the Annual Meeting.

Because of the fact-based nature of the performance-based compensation exception under Section 162(m) and the limited availability of formal guidance thereunder, we cannot guarantee that the awards under the 2016 Plan will qualify for exemption under Section 162(m) of the Code, even if we obtain the stockholder approval solicited in this Proposal No. 3. However, the 2016 Plan is structured with the intention that the compensation committee will have the discretion to make awards under the 2016 Plan that may qualify as “performance-based” compensation and the intention is that such awards will be fully deductible if we obtain stockholder approval of the material terms, share limits, performance award dollar limit and performance criteria under the 2016 Plan. Subject to the requirements of Section 162(m) of the Code, if the material terms under our 2016 Plan, including the annual equity grant share limitations, the performance award dollar limit and the performance criteria under which performance-based awards may be granted, are not re-approved by stockholders, we will not make any further grants under the 2016 Plan to our current and future “covered employees” as defined in Section 162(m) of the Code until such time, if any, as stockholder approval of a subsequent similar proposal is obtained.

Summary of the 2016 Plan

We have adopted the 2016 Plan, which became effective in April 2016 as the successor to our 2015 Equity Incentive Plan (the “2015 Plan”). We initially reserved 1,694,286 shares of our common stock to be issued under our 2016 Plan, which includes 594,286 shares of common stock not issued or subject to outstanding grants under our 2015 Plan at the time the 2016 Plan became effective. The 2016 Plan provides for an automatic annual increase in the number of shares available for issuance thereunder, to be added on the first day of each fiscal year, beginning on January 1, 2017 and continuing through 2023, up to 4% of the outstanding number of shares of the Company’s common stock on the December 31 immediately prior to the date of increase, provided that an increase is only effective if our board of directors either confirmed the automatic increase or approved the increase of a lesser number of shares prior to January 1 of each relevant year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2016 Plan increased by 537,233 shares on January 1, 2017. In addition, the following shares are available for grant and issuance under our 2016 Plan:

•

shares subject to options or stock appreciation rights granted under our 2016 Plan that cease to be subject to the option or stock appreciation right for any reason other than exercise of the option or stock appreciation right;

•	shares subject to awards granted under our 2016 Plan that are subsequently forfeited or repurchased by us at the original issue price;
•	shares subject to awards granted under our 2016 Plan that otherwise terminate without shares being issued;
•	shares surrendered pursuant to an exchange program as defined in the Plan;
•	shares subject to awards under our 2016 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award;
•

shares issuable upon the exercise of options or subject to other awards under our 2015 Plan that cease to be subject to such options or other awards by forfeiture or otherwise as of the date of our initial public offering;

•	shares issued under our 2015 Plan pursuant to the exercise of options that are forfeited;
•	shares issued under our 2015 Plan repurchased by us at the original issue price; and
•	shares subject to awards under our 2015 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Awards under the 2016 Plan settled in cash or other property rather than shares do not reduce the amount of shares available under the 2016 Plan.

Our 2016 Plan authorizes the award of stock options, RSAs, Stock Bonus Awards, SARs, RSUs and Performance Awards (each as more fully described below). No person is eligible to receive more than 400,000 shares in any calendar year under our 2016 Plan other than a new employee of ours, who is eligible to receive no more than 775,000 shares under the plan in the calendar year in which the employee commences employment. Additionally, no person is eligible to receive more than $10,000,000 in Performance Awards in any calendar year under the 2016 Plan. Further, no more than 5,500,000 shares will be issued pursuant to the exercise of ISO. Finally, no non-employee member of our board will be eligible to receive more than 100,000 shares in any calendar year under our 2016 Plan.

Our 2016 Plan is administered by our compensation committee, all of the members of which are non-employee directors and outside directors as defined under applicable federal tax laws, or by our board of directors acting in place of our compensation committee. The compensation committee has, among others, the authority to construe and interpret our 2016 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2016 Plan, and has full power to implement and carry out the 2016 Plan, except that our board of directors will establish the terms of the grant of any awards to non-employee directors.

Our 2016 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors, directors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  ISOs may be granted only to employees. As of December 31, 2016, we had 5 executive officers, 5 non-employee directors, and 25 employees who were eligible to participate in the 2016 Plan.

A stock option is a right to purchase a share of our common stock, subject to certain conditions, if applicable.  The exercise price of stock options must be at least equal to the fair market value of our common stock on the date of grant.  Stock options may vest based on time or achievement of performance conditions, or a combination of both. Stock options may be vested and exercisable within the times or upon the conditions as set forth in the award agreement and our compensation committee may provide for stock options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as it determines. The maximum term of options granted under our 2016 Plan is ten years.

An RSA is a grant by us of shares of our common stock subject to restrictions, which may vest based on time or achievement of performance conditions. The price, if any, of an RSA will be determined by the compensation committee and may be less than the fair market value of our common stock on the date of grant. Unless otherwise determined by the compensation committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

SARs provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price multiplied by the number of shares subject to the SAR. SARs may vest based on time or achievement of performance conditions.

RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder of the RSU whole shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash. Unless otherwise determined in the award agreement or by the compensation committee, vesting will cease on the date the holder no longer provides services to us.

A Performance Award is an award of a cash bonus or a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares. Unless otherwise determined in the award agreement or by the compensation committee, vesting will cease on the date the holder no longer provides services to us. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve the performance goals. No participant is eligible to receive more than $10,000,000 in Performance Awards in any calendar year.

Stock bonuses may be granted as additional compensation for service or performance and, therefore, will not be issued in exchange for cash.

In general, awards granted under our 2016 Plan will vest over a three or four-year period.

Our 2016 Plan permits the grant of performance-based stock and cash awards that may qualify as “performance-based” compensation that is not subject to the $1,000,000 limitation on income tax deductibility imposed by Section 162(m) of the Code. In addition to the grant of stock options or SARs that are deemed to be performance-based if issued at fair market value, our compensation committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

Our compensation committee may establish performance goals under which performance-based awards may be made by selecting from one or more of the following performance criteria: (a) profit before tax; (b) sales; (c) expenses; (d) billings; (e) revenue; (f) net revenue; (g) earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization); (h) operating income; (i) operating margin; (j) operating profit; (k) controllable operating profit, or net operating profit; (l) net profit; (m) gross margin; (n) operating expenses or operating expenses as a percentage of revenue; (o) net income; (p) earnings per share; (q) total stockholder return; (r) market share; (s) return on assets or net assets; (t) our stock price; (u) growth in stockholder value relative to a pre-determined index; (v) return on equity; (w) return on invested capital; (x) cash flow (including free cash flow or operating cash flows); (y) balance of cash, cash equivalents and marketable securities; (z) cash conversion cycle; (aa) economic value added; (bb) individual confidential business objectives; (cc) contract awards or backlog; (dd) overhead or other expense reduction; (ee) credit rating; (ff) completion of an identified special project; (gg) Completion of a joint venture or other corporate transaction; (hh) strategic plan development and implementation; (ii) succession plan development and implementation; (jj) improvement in workforce diversity; (kk) employee satisfaction; (ll) employee retention; (mm) customer indicators and satisfaction; (nn) new product invention or innovation; (oo) research and development expenses; (pp) attainment of research and development milestones; (qq) improvements in productivity; (rr) bookings; (ss) working-capital targets and changes in working capital; and (tt) attainment of objective operating goals and employee metrics.

Our compensation committee may select the abovementioned performance criteria, either individually, alternatively or in any combination, and may be applied on a company-wide basis or with respect to one or more business units or subsidiaries, either individually, alternatively or in any combination; on a GAAP or non-GAAP basis; and measured in absolute terms or relative to a pre-established target. Our compensation committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the performance factors to preserve the compensation committee’s original intent regarding the performance factors at the time of the initial award grant. Our compensation committee may also adjust performance factors to account for changes in law and accounting and make such adjustments as our compensation committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code.

If the number of outstanding shares of our common stock is changed by a change in our capital structure without consideration, such as a stock split, proportionate adjustments will be made to the number of shares reserved under our 2016 Plan, the exercise prices of and number of shares subject to outstanding stock option and SARs awards, the number of shares subject to other outstanding awards, the maximum number of shares that can be granted in a calendar year to an individual or a new employee, the maximum number of shares that may be issued as ISOs and the number of shares that may be granted as awards to non-employee directors, subject to any required action by board of directors or our stockholders and in compliance with applicable securities laws.

Awards granted under our 2016 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by our compensation committee. Unless otherwise permitted by our compensation committee, stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Stock options granted under our 2016 Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us for any reason other than for cause, death or disability, for a period of 12 months post-termination in the case of termination due to death or disability, or such longer period as our compensation committee may provide. Options generally terminate immediately upon termination of employment for cause. Unless otherwise determined by our compensation committee and as set forth in a participant’s award agreement, upon a termination of employment or service with us, the vesting of any shares of RSAs, RSUs, Stock Bonus Awards, stock options, SARs or Performance Awards will cease on the date of termination of employment.

Our 2016 Plan provides that in the event of specified types of acquisitions, mergers or consolidations, a sale or other disposition of all or substantially all of our assets, a corporate transaction or a change in the effective control of our company that occurs on the date that a majority of our board members is replaced during any twelve month period by board members whose appointment or election is not endorsed by a majority of the board members prior to the date of the appointment or election, (a) outstanding awards under our 2016 Plan may be continued if our company is the successor entity, (b) outstanding awards under our 2016 Plan may be assumed by any surviving or acquiring corporation; (c) outstanding awards under our 2016 Plan may be substituted by the surviving or acquiring corporation for similar awards; (d) the exercise or vesting of outstanding awards under our 2016 Plan may fully or partially accelerate, expiration of such awards may accelerate and our right to repurchase or re-acquire shares acquired under an award may lapse and forfeiture rights with respect to such shares may lapse; (e) outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity with a fair market value equal to the required amount followed by the cancellation of such awards, provided that payment may be deferred until the date or dates the award would have become exercisable or vested; or (f) outstanding awards may be terminated for no consideration.  Our board of directors shall have full power to assign our company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. Awards need not be treated similarly in a corporate transaction.

Our board of directors or its compensation committee has the discretion to provide that a stock award under our 2016 Plan will immediately vest as to all or any portion of the shares subject to the stock award at the time of a corporate transaction or in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of the transaction. Stock awards held by participants under our 2016 Plan will generally not vest automatically on such an accelerated basis unless specifically provided in the participant’s applicable award agreement. However, following a corporate transaction, 100% of the shares subject to an award held by an employee shall become vested if the holder is subject to an involuntary termination within 12 months after the corporate transaction, subject to certain release requirements.  In addition, in the event of a corporate transaction, the vesting of all awards granted to non-employee directors shall accelerate and such awards shall become exercisable (as applicable) in full prior to the consummation of the corporate transaction at such times and on such conditions as our compensation committee determines.

In the event of a corporate transaction, the arrangement as set out above shall also apply to awards under the 2015 Plan in effect on the date of our initial public offering, provided the vesting acceleration provisions set forth in any employment agreement or letter or similar agreement between our company and an employee in effect on such date, to the extent more favorable to such employee, will continue to apply to the equity awards held by the employee on such date.

Our 2016 Plan will terminate on December 22, 2025, unless it is terminated earlier by our board of directors. Our board of directors may amend or terminate our 2016 Plan at any time. Our board of directors must obtain the approval of our stockholders if our board of directors amends our 2016 Plan in any manner that requires stockholder approval.

The summary of the 2016 Plan provided above is a summary of the principal features of the 2016 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2016 Plan. It is qualified in its entirety by reference to the full text of the 2016 Plan. A copy of the 2016 Plan is attached as Appendix A to this Proxy Statement.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2016 Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or the gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.

Stock Options and Stock Appreciation Rights. A recipient of a stock option or SAR will not recognize taxable income upon the grant of those awards. For NSOs and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss. The acquisition of shares upon exercise of an ISO will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally required period (currently more than two years from the date of grant and more than one year from the date of exercise). If the shares are not held for the legally required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain recognized on the sale generally will be short-term or long-term capital gain. Different and complex rules may apply to incentive stock options that are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.

Restricted Stock Awards. For RSAs, unless vested or the recipient elects under Section 83(b) of the Code to be taxed at the time of grant or purchase, the recipient will not have taxable income upon the grant, but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Restricted Stock Units. A holder of an RSU does not recognize taxable income when the RSU is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).

Other Share-Based Awards. The tax effects of other share-based awards will vary depending on the type, terms and conditions of those awards.

Performance Awards. No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of common stock or other property received.

Impact of Section 162(m)

As described above, Section 162(m) denies an income tax deduction to any publicly held corporation for compensation paid to its covered employees in a taxable year to the extent compensation to such covered employee exceeds $1,000,000 in that year. It is possible that compensation attributable to stock awards or other awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Compensation that qualifies as “performance-based” compensation is disregarded for purposes of the Section 162(m) deduction limitations described above. Generally, compensation attributable to certain stock or other awards will qualify as “performance-based” compensation if the plan contains per-employee limitations, the award is granted by a committee of the board of directors consisting solely of two or more “outside directors” and the compensation is payable only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee within 90 days after the beginning of the performance period while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted have been approved by stockholders. A stock option or stock appreciation right shall be considered “performance-based” compensation as described in the previous sentence solely by meeting the following requirements: the plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

New 2016 Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the 2016 Plan administrator. Future awards to our directors, officers, employees and consultants under the 2016 Plan are discretionary. As a result, the benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time.

The table below shows, as to each of our executive officers named in the Summary Compensation Table and the other identified groups below, the aggregate number of awards under the Plan for the last completed fiscal year.

Name and Position	Number of Options Granted
David G. Lowe, Ph.D., President and Chief Executive Officer	160,000
Charles N. York II, Chief Financial Officer and Vice President	55,000
Scott W. Rowlinson, Ph.D., Vice President, Research	47,000
All current executive officers as a group (5 persons)	338,00
All current non-employee directors as a group (6 persons)	68,000
All current employees, including all current officers who are not executive officers, as a group	241,362

History of Grants under the 2016 Plan

From the inception of the 2016 Plan through March 31, 2017, options to purchase a total of 1,420,162 shares had been granted under the 2016 Plan, none of which had been exercised and 1,218,762 of which remained outstanding. The options outstanding as of March 31, 2017 had a weighted-average exercise price of $7.34 per share. The closing price per share of our common stock as reported by NASDAQ on the Record Date was $7.12. The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group, and all current employees, including all current officers who are not executive officers, as a group, from the inception of the 2016 Plan through March 31, 2017:

Name and Position	Number of Options Granted
David G. Lowe, Ph.D., President and Chief Executive Officer	320,000
Charles N. York II, Chief Financial Officer and Vice President	145,000
Scott W. Rowlinson, Ph.D., Vice President, Research	107,000
Sandesh Mahatme, nominee to our board of directors	10,000
George Georgiou, Ph.D., nominee to our board of directors	24,000
Suzanne Bruhn, Ph.D., nominee to our board of directors	82,000
All current executive officers as a group (5 persons)	725,200
All current non-employee directors as a group (6 persons)	150,000
All current employees, including all current officers who are not executive officers, as a group	544,962

No shares have been granted under the 2016 Plan to any associates of our directors, executive officers or nominees, and no other person has received at least five percent of awards granted under the 2016 Plan. Additional information about outstanding grants under our 2016 Plan can be found in the Section entitled “Equity Compensation Plan Information” below. The prices, expiration dates and other material conditions of the 2016 Plan can be found in the Section entitled “Summary of the 2016 Plan” above.

Certain Interests of Directors

In considering the recommendation of our board of directors with respect to the re-approval of the material terms of the 2016 Plan, stockholders should be aware that the members of our board of directors have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the 2016 Plan. Please see Proposal No. 1—Election of Directors—Director Compensation for more detail about equity grants to our directors. Our board of directors recognizes that approval of this proposal may benefit our directors and their successors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RE-APPROVAL OF THE SECTION 162(M) LIMITS OF OUR 2016 EQUITY INCENTIVE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as March 31, 2017, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors or director nominees;
•	each of our named executive officers; and
•	all of our directors, director nominees and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 13,452,260 shares of our common stock outstanding on March 31, 2017. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aeglea BioTherapeutics, Inc. 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned
5% Stockholders:
Lilly Ventures Fund I LLC (1)	2,568,543	19.1%
Novartis Bioventures Ltd. (2)	2,310,924	17.2
Jennison Global Healthcare Master Fund (3)	1,445,713	10.8
OrbiMed Private Investments V, LP (4)	1,469,524	10.9
Directors and Named Executive Officers:
David G. Lowe, Ph.D. (5)	411,723	3.0
Charles N. York II(6)	69,083	*
Scott Rowlinson, Ph.D. (7)	75,801	*
George Georgiou, Ph.D. (8)	424,230	3.2
Armen Shanafelt, Ph.D. (9)	2,576,543	19.1
Sandesh Mahatme(10)	25,211	*
Russell J. Cox(11)	32,211	*
Anthony G. Quinn, M.B Ch.B, Ph.D. (12)	19,259	*
Suzanne Bruhn, Ph.D.(13)	6,833	*
Total Executive Officers and Directors as a Group (11 people)(14)	3,751,047	27.0%

*Represents beneficial ownership of less than one percent.

(1)

Represents shares of common stock held of record and beneficially by Lilly Ventures Fund I, LLC (LVFI). LV Management Group, LLC (LVMG) is the management company for LVFI and as such may be deemed to indirectly beneficially own the shares held by LVFI. Ed Torres is the sole member of LVMG and therefore may be deemed to beneficially own the shares beneficially owned by LVFI. The individual members (collectively, the Members) of LVFI are Ed Torres, Steve Hall, Armen Shanafelt and Eli Lilly and Company. The Members share voting and dispositive power with regard to the shares directly held by the LVFI. The Members disclaim beneficial ownership over such shares, except to the extent of any pecuniary interest therein. The mailing addresses of the beneficial owners are 115 West Washington Street, Suite 1680-South, Indianapolis, IN 46204.

(2)

Represents shares of common stock held by Novartis Bioventures Ltd., a Bermuda corporation. The board of directors of Novartis Bioventures Ltd. has sole voting and investment control and power over such shares. None of the members of its board of directors has individual voting or investment power with respect to such shares and each disclaims beneficial ownership of such shares. Novartis Bioventures Ltd. Novartis Bioventures Ltd. is an indirectly owned subsidiary of Novartis AG. The address of Novartis Bioventures Ltd. is 131 Front Street, Hamilton, HM 12, Bermuda.

(3)

Represents shares of common stock held by Jennison Global Healthcare Master Fund, Ltd (the Jennison Fund). Jennison Associates LLC (Jennison Associates) as the investment manager of the Jennison Fund, has investment power and voting power over the shares owned by the Jennison Fund and may be deemed to beneficially own the shares held by the Jennison Fund. Jennison Associates expressly disclaims ownership of such shares, except to the extent of its pecuniary interest therein, if any. Jennison Associates is an indirect wholly-owned subsidiary of Prudential Financial, Inc., which is a publicly traded financial services firm. The Jennison Fund is an exempted investment company incorporated under the laws of the Cayman Islands. By virtue of his position with Jennison Associates, David Chan, Managing Director of Jennison and portfolio manager to the Jennison Fund, has authority to vote or dispose of the securities held by the Jennison Fund. David Chan expressly disclaims beneficial interest of such shares, except to the extent of his pecuniary interest therein, if any. The address of the Jennison Fund is c.o Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017.

(4)

Represents shares of common stock held by OrbiMed Private Investment V, LP (OPI V). OrbiMed Capital GP V LLC (GP V) is the sole general partner of OPI V and as such may be deemed to indirectly beneficially own the shares held by OPI V. OrbiMed Advisors LLC (OrbiMed) pursuant to its authority as the sole managing member of GP V may be deemed to indirectly beneficially own the shares held by OPI V. Samuel D. Isaly is the managing member of and owner of a controlling interest in OrbiMed. Accordingly, OrbiMed and Mr. Isaly may be deemed to have voting and investment power over the shares held by OPI V. Each of GP V, OrbiMed and Mr. Isaly disclaim beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any. The address of OPI V is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)

Represents (i) 5,658 shares of common stock held by a family trust of which Dr. Lowe and his spouse are co-trustees, (ii) 209,850 shares of common stock held by Dr. Lowe and (iii) options exercisable for 196,216 shares of common within 60 days of March 31, 2017. Dr. Lowe’s spouse, Dr. Ann M. Lowe, provided consulting services to us and may be deemed to be a beneficial owner of such shares.

(6)	Represents (i) 24,388 shares held by Mr. York and (ii) options exercisable for 44,695 shares of common stock within 60 days of March 31, 2017.
(7)

Represents (i) 11,204 shares of common stock held by a family trust of which Dr. Rowlinson and his spouse are co-trustees, (ii) 20,749 shares of common stock held by Dr. Rowlinson and (iii) options exercisable for 75,801 shares of common within 60 days of March 31, 2017.

(8)

Represents (i) 105,476 shares of common stock held by a family trust of which Dr. Georgiou and his spouse are co-trustees, (ii) 138,528 shares of common stock held by Dr. Georgiou, (iii) 165,000 shares of common stock held by GMA Technologies L.L.C (GMA) and (iv) options exercisable for 15,226 shares of common within 60 days of March 31, 2017. Dr. Georgiou is the manager of GMA and therefore may be deemed to beneficially own the shares held by GMA. Dr. Georgiou, as manager of GMA, and pursuant to the provisions of the limited liability company agreement of GMA, has voting and dispositive authority with respect to the shares owned by GMA. The mailing address of the beneficial owners are: GMA Technologies L.L.C., 6405 Williams Ridge Way, Austin, TX 78731 and Dr. Georgiou, 6405 Williams Ridge Way, Austin, TX 78731.

(9)	Represents (i) 2,568,543 shares of common stock held by LVFI and (ii) options exercisable for 8,000 shares of common stock within 60 days of March 31, 2017 held by Dr. Shanafelt.
(10)	Represents options exercisable for 25,211 shares of common stock within 60 days of March 31, 2017.
(11)	Represents (i) 7,000 shares held by Mr. Cox and (ii) options exercisable for 25,211 shares of common stock within 60 days of March 31, 2017.
(12)	Represents (i) 10,000 shares held by Dr. Quinn and (ii) options exercisable for 9,259 shares of common stock within 60 days of March 31, 2017.
(13)

Dr. Bruhn joined our Board of Directors in February 2017. On February 15, 2017, Dr. Bruhn was granted an option to purchase 82,000 shares of our common stock, of which 6,833 shares are exercisable within 60 days of March 31, 2007.

(14)	Represents (i) 3,311,699 shares of common stock and (ii) options exercisable for 439,348 shares of common stock within 60 days of March 31, 2017.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of March 31, 2017, and their positions are shown below.

Name	Age	Position
David G. Lowe, Ph.D.	60	President and Chief Executive Officer
Henry L. Hebel	45	Vice President, Operations
Scott W. Rowlinson, Ph.D.	49	Vice President, Research
Joseph E. Tyler	66	Vice President, Manufacturing
Charles N. York II	40	Chief Financial Officer and Vice President
Anthony G. Quinn, M.B Ch.B, Ph.D.	55	Interim Chief Medical Officer

Our board of directors chooses executive officers, who then serve at the board’s discretion. There is no family relationship among any of our directors or executive officers.

David G. Lowe, Ph.D. Dr. Lowe has served as our Chief Executive Officer and President and as a member of our board of directors since December 2013. Dr. Lowe’s biographical information is set forth above under the heading “Proposal No. 1 Election of Directors—Continuing Directors.”

Henry L. Hebel. Mr. Hebel joined our company in May 2015 and currently serves as Vice President, Operations after holding the role of Vice President, Product Development in 2016. Since June 2014, Mr. Hebel has served as the President of The Hebel Consulting Group. From February 2012 to June 2014, Mr. Hebel served as the Vice President of Drug Development for Terapio Corp. Additionally, Mr. Hebel was Chief Operating Officer of VGXI Inc. from April 2001 to January 2012. Prior to VGXI, Mr. Hebel served in various product development management and operations roles at Qiagen, Inc., Gene Medicine Inc., and Tanox Biosystems, Inc. Mr. Hebel holds a B.S. in Zoology and an MBA from Texas A&M University.

Scott W. Rowlinson, Ph.D. Dr. Rowlinson, joined our company as Vice President, Research in February 2014. From May 2000 to February 2014, Dr. Rowlinson worked as a research scientist at Eli Lilly & Company, a pharmaceutical company. Dr. Rowlinson holds a B.S. in Physiology & Pharmacology and a Ph.D. in Physiology and Pharmacology from the University of Queensland, Australia.

Joseph E. Tyler. Mr. Tyler joined our company as Vice President, Manufacturing in December 2013. Since November 2006, Mr. Tyler has also provided consulting services to Pharm Supply Inc., a chemistry manufacturing and controls company, and Proteon Therapeutics, Inc., a pharmaceuticals development company. Mr. Tyler previously worked as Vice President, Manufacturing of KBI Biopharma Inc., a biopharmaceutical development and manufacturing company from January until November 2011 and Program Head of Vance Granville Community College from August 2008 to January 2011. Mr. Tyler received a B.S. in Chemical Engineering from Carnegie Mellon University and an M.S. in Biochemical Engineering from Cornell University.

Charles N. York II. Mr. York joined our company as Vice President, Finance, in July 2014 and was appointed Chief Financial Officer and Vice President, in September 2015. Prior to joining our company, Mr. York served as CFO Consultant of Bridgepoint Consulting, a finance consulting company, where he focused on life science, pharmaceutical and healthcare companies, from March 2013 to June 2014. From March 2009 to August 2012, Mr. York was the corporate controller of Astrotech Corporation, an aerospace company. Prior to that, Mr. York held financial management roles at Arthrocare Corp. and Freescale Semiconductor Inc. Mr. York began his career at PricewaterhouseCoopers LLP. Mr. York is a CPA in the state of Arizona and received a B.S. in Accounting from the University of Connecticut and an MBA from the University of Texas at Austin.

Anthony G. Quinn, M.B Ch.B, Ph.D. Dr. Quinn has served as a director since March 2016 and has served as interim Chief Medical Officer since April 2017. Dr. Quinn’s biographical information is set forth above under the heading “Proposal No. 1 Election of Directors—Continuing Directors.”

EXECUTIVE COMPENSATION

Overview

This section provides an overview of the material components of our executive compensation program for our Chief Executive Officer and each of our two other most highly compensated executive officers (our “Named Executive Officers”) during fiscal year 2016. The compensation provided to our Named Executive Officers for fiscal year 2016 is set forth in detail in the Summary Compensation Table and other tables that follow in this section, as well as the accompanying footnotes and narratives relating to those tables.

Our Named Executive Officers for fiscal year 2016 were:

•	David G. Lowe, Ph.D., our President and Chief Executive Officer;
•	Charles N. York II, our Chief Financial Officer and Vice President; and
•	Scott W. Rowlinson, Ph.D. our Vice President, Research.

Summary Compensation Table

The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to each of our Named Executive Officers for the fiscal years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Equity Awards ($)(2)	All Other Compensation ($)		Total ($)
David G. Lowe, Ph.D.	2016	431,890	163,552	852,761	15,103	(3)	1,463,306
President and Chief Executive Officer	2015	382,500	66,900	522,016	14,255	(3)	985,671
Charles N. York II	2016	299,729	78,000	301,019	7,537	(3)	686,284
Chief Financial Officer and Vice President	2015	233,165	61,200	95,031	5,299	(3)	394,695
Scott W. Rowlinson, Ph.D.	2016	271,832	61,000	258,089	16,613	(3)	607,534
Vice President, Research	2015	249,538	49,800	118,789	14,851	(3)	432,978

(1)

Discretionary cash bonuses earned in 2016 and paid in 2017, based in part on achievement of specified milestones and performance objectives. Amounts for 2015 represent discretionary cash bonuses earned in 2015, and paid in 2016, based in part on achievement of specified milestones and performance objectives.

(2)

The amounts reported in this column represent the aggregate grant date fair value of the awards granted to our Named Executive Officers during the years ended December 31, 2016 and 2015, as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in the Equity Awards column are set forth in Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2016. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the Named Executive Officers from the awards.

(3)	Represents a health insurance premium paid by us in the applicable period on behalf of each of our Named Executive Officers.

Outstanding Equity Awards at December 31, 2016

The following table presents, for our Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2016.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
David G. Lowe, Ph.D.	29,479	9,827	(2)	3.47	3/31/2025
	6,926	—		3.47	3/31/2025
	45,572	58,595	(3)	3.47	3/31/2025
	43,829	56,352	(3)	3.47	3/31/2025
	23,333	136,667	(4)	7.28	5/16/2026
						30,708	(5)	133,580
Charles N. York II	5,727	4,456	(6)	3.47	3/31/2025
	9,737	12,521	(3)	3.47	3/31/2025
	6,573	8,454	(3)	3.47	3/31/2025
	8,020	46,980	(4)	7.28	5/16/2026
						3,283	(7)	14,281
Scott W. Rowlinson, Ph.D.	3,685	1,675	(8)	3.47	3/31/2025
	12,171	15,651	(3)	3.47	3/31/2025
	8,218	10,566	(3)	3.47	3/31/2025
	6,854	40,146	(4)	7.28	5/16/2026
						5,235	(9)	22,772

(1)

The market value was determined by multiplying the number of shares by $4.35, the closing price of our common stock as reported on The NASDAQ Global Market on December 30, 2016, the last trading day of the year.

(2)

These stock options vest as follows: 25% of the shares of common stock underlying the options vested on March 10, 2015, then 1/16th of the shares of common stock underlying the options vested on March 24, 2015 and thereafter 1/16th of the shares of common stock underlying the options vest at the end of each three-month period elapsed.

(3)

These stock options vest as follows: 25% of the shares of common stock underlying the options vest on March 20, 2016 and an additional 1/48th of the shares of common stock underlying the options vest at the end of each month thereafter.

(4)	These stock options vest as follows: 1/48th of the shares of common stock underlying the options vest on June 17, 2016 and each month thereafter.
(5)	On the date of grant, 52,353 shares were vested and 92,124 shares were unvested. 1/16th of the shares vested on March 24, 2015 and 1/16th of the shares vest quarterly thereafter.
(6)

These stock options vest as follows: 25% of the shares of common stock underlying the option vest on July 16, 2015 and thereafter 1/16th of the shares of common stock underlying the option vest at the end of each three-month period elapsed.

(7)	On the date of grant, no shares were vested and 7,504 shares were unvested. 25% of the shares vested on July 16, 2015 and 1/16th of the shares vest quarterly thereafter
(8)

These stock options vest as follows: 25% of the shares of common stock underlying the options vested on March 10, 2015, then 1/16th of the shares of common stock underlying the option vested on May 18, 2015 and thereafter 1/16th of the shares shall vest at the end of each three-month period elapsed.

(9)	On the date of grant, 4,187 shares were vested and 12,562 shares were unvested. 1/16th of the shares vested on May 18, 2015 and 1/16th of the shares vest quarterly thereafter.

Offer Letters and Employment Arrangements

David G. Lowe, Ph.D.

Pursuant to an executive employment agreement dated July 7, 2015 that was approved by our board of directors, or the Employment Agreement, Dr. Lowe serves as our Chief Executive Officer. Dr. Lowe’s Employment Agreement sets forth the principal terms and conditions of his employment, including his initial annual base salary of $382,500, an annual target cash bonus opportunity of 35% of his base salary (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Dr. Lowe’s performance relative to one or more performance objectives established by Dr. Lowe and our board of directors, the achievement of which is evaluated by our Board of Directors). Pursuant to the terms of his severance agreement, Dr. Lowe will be entitled to severance benefits described in “Termination or Change in Control Arrangements” below.

Charles N. York II

Pursuant to an offer letter dated June 16, 2014, Mr. York serves as our Chief Financial Officer. Mr. York’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $220,000, an annual target bonus opportunity of 20% of his base salary (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Mr. York’s performance relative to one or more performance objectives established by our board of directors, the achievement of which is evaluated by our Board of Directors). Mr. York’s offer letter provides for the grant of 17,687 Common B shares under our 2013 Equity Incentive Plan. The shares were granted with a threshold amount determined to be not less than the amount of distributions that would be distributed to the members in a liquidation and the shares vest over four years. In connection with our conversion from a Delaware limited liability company into a Delaware corporation in 2015, the Common B shares were converted into restricted common stock and options to purchase common stock, the vesting of which is described in more detail in “Outstanding Equity Awards at December 31, 2016” above. Pursuant to the terms of his severance agreement, Mr. York will be entitled to severance benefits described in “Termination or Change in Control Arrangements” below.

Scott W. Rowlinson, Ph.D.

Pursuant to an offer letter dated December 28, 2013, Dr. Rowlinson serves as our Vice President of Research & Development. Dr. Rowlinson’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $235,000, an annual target cash bonus opportunity of 20% of his base salary (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Dr. Rowlinson’s performance relative to one or more performance objectives established by our board of directors, the achievement of which is evaluated by our Board of Directors). Dr. Rowlinson’s offer letter provides for the grant of 22,109 Common B shares under our 2013 Equity Incentive Plan. The shares were granted with a threshold amount determined to be not less than the amount of distributions that would be distributed to the members in a liquidation and the shares vest over four years. In connection with our conversion from a Delaware limited liability company into a Delaware corporation in 2015, the Common B shares were converted into restricted common stock and options to purchase common stock, the vesting of which is described in more detail in “Outstanding Equity Awards at December 31, 2016” above. Pursuant to the terms of his severance agreement, Dr. Rowlinson will be entitled to severance benefits described in “Termination or Change in Control Arrangements” below.

Termination or Change in Control Arrangements

Pursuant to his severance agreement, if Dr. Lowe’s employment is terminated for any reason other than for cause or Dr. Lowe voluntarily resigns his employment for good reason, we shall provide Dr. Lowe with: (i) continuation of his monthly base salary for up to 12 months following such separation and (ii) payment for the full amount of Dr. Lowe’s premiums under the Consolidated Omnibus Budget Reconciliation Act or COBRA. Additionally, if Dr. Lowe’s employment is terminated within 12 months of a change in control or within three months preceding a change in control for any reason other than for cause or Dr. Lowe voluntarily resigns his employment for good reason during such period, we will provide Dr. Lowe with severance payments consisting of: (i) his base salary for up to the following 12 months; (ii) 100% vesting for all outstanding and unvested stock options, restricted stock awards, restricted stock units and other stock based awards and (iii) payment for the full amount of Dr. Lowe’s premiums under COBRA.

Pursuant to his severance agreement, Mr. York will receive the following benefits if his employment is terminated for any reason other than for cause or if he voluntarily resigns his employment for good reason: (i) continuation of his monthly base salary until the lesser of nine months following such termination or the date that Mr. York obtains comparable employment with another employer, and (ii) payment for the full amount of his premiums under COBRA. Additionally, if his employment is terminated within 12 months of a change in control or within three months preceding a change in control for any reason other than for cause or he voluntarily resigns his employment for good reason during such period, we will provide him with severance payments consisting of: (i) continuation of his monthly base salary until the lesser of nine months following such termination or the date that Mr. York obtains comparable employment with another employer; (ii) 100% vesting for all outstanding and unvested stock options, restricted stock awards, restricted stock units and other stock based awards and (iii) payment for the full amount of his premiums under COBRA.

Pursuant to his severance agreement, Dr. Rowlinson will receive the following benefits if his employment is terminated for any reason other than for cause or if he voluntarily resigns his employment for good reason: (i) a severance amount equal to 12 weeks of base salary plus an additional two weeks of base salary for each full year of employment with us, up to a maximum benefit of six months of base salary and (ii) payment for the full amount of his premiums under COBRA. Additionally, if his employment is terminated within 12 months of a change in control or within three months preceding a change in control for any reason other than for cause or he voluntarily resigns his employment for good reason during such period, we will provide him with severance payments consisting of: (i) six months of his base salary; (ii) 100% vesting for all outstanding and unvested stock options, restricted stock awards, restricted stock units and other stock based awards and (iii) payment for the full amount of his premiums under COBRA.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2016 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(#)		Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,146,935	(1)	$5.64	1,323,138	(2)
Equity compensation plans not approved by security holders	—		—	—
Total

(1)	Includes our 2015 Plan and 2016 Plan.
(2)

Includes 145,939 shares that remain available for purchase under the 2016 Employee Stock Purchase Plan and 1,177,199 shares of common stock that remain available for grant under the 2016 Plan. There are no shares of common stock available for issuance under our 2015 Plan, but the plan continues to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under our 2016 Plan. In addition, the 2016 Plan provides for an automatic annual increase in the number of shares available for issuance thereunder, to be added on the first day of each fiscal year, beginning on January 1, 2017 and continuing through 2023, up to 4% of the outstanding number of shares of the Company’s common stock on the December 31 immediately prior to the date of increase, provided that an increase is only effective if our board of directors either confirmed the automatic increase or approved the increase of a lesser number of shares prior to January 1 of each relevant year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2016 Plan increased by 537,233 shares on January 1, 2017.

RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since January 1, 2016, we were a party to the following transactions in which the amount involved exceeded $120,000 and in which our directors, executive officers, former directors, former executive officers, director nominees and holders of more than 5% of our common stock, or other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, had a direct or indirect material interest. We refer to such persons collectively as related parties.

Insider Participation in Initial Public Offering

Certain of our directors and principal stockholders purchased shares of our common stock in our initial public offering at the initial public offering price, for an aggregate purchase price of approximately $23.7 million. The terms of these purchases were the same for all purchasers of our common stock in our initial public offering. Please refer to the section titled “Security Ownership of Certain Beneficial Owners and Management” for more details regarding the shares held by these entities.

Name of Stockholder	Shares of Common Stock	Total Purchase Price
Jennison Global Healthcare Master Fund (1)	750,000	$7,500,000
OrbiMed Private Investments V, LP (2)	800,000	8,000,000
Lilly Ventures Fund I, LLC (3)	500,000	5,000,000
Novartis Bioventures Ltd. (4)	300,000	3,000,000
Anthony G. Quinn, M.B Ch.B, Ph.D. (5)	10,000	100,000
Russell J. Cox (6)	7,000	70,000

(1)	Jennison Global Healthcare Master Fund, Ltd. beneficially owns more than 5% of our capital stock.
(2)	OrbiMed Private Investments V, L.P. beneficially owns more than 5% of our capital stock.
(3)

Lilly Ventures Fund I, LLC beneficially owns more than 5% of our capital stock. Armen Shanafelt, Ph.D., a member of our board of directors, is a General Partner of LV Management Group, LLC. LV Management Group, LLC is the management company for Lilly Ventures Fund I, LLC.

(4)	Novartis Bioventures Ltd. beneficially owns more than 5% of our capital stock.
(5)	Dr. Quinn is a member of our board of directors and interim Chief Medical Officer of Aeglea.
(6)	Mr. Cox is a member of our board of directors.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements require us to indemnify our directors and executive officers to the fullest extent not prohibited by Delaware law.

Consulting Agreement with Ann M. Lowe, M.D.

On December 24, 2013, we entered into a consulting agreement with Dr. Ann M. Lowe, the wife of our Chief Executive Officer and President. Dr. Ann Lowe agreed to provide clinical research and consulting services to us at a rate of $375 per hour, and to perform up to 20 hours of services per week. Under the consulting agreement, we paid Dr. Ann Lowe $399,452 for her services in 2016. We also agreed to indemnify Dr. Ann Lowe from any losses she may incur arising out of any product liability theory arising from a drug or service provided by us. The agreement contains confidentiality and invention-assignment provisions. The agreement has no specific term and either party may terminate the agreement upon providing written notice.

Review, Approval or Ratification of Transactions with Related Parties

Our board of directors has adopted a written related person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of Aeglea’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Aeglea under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Aeglea specifically incorporates it by reference.

The audit committee has reviewed and discussed with Aeglea’s management and PricewaterhouseCoopers LLP the audited financial statements of Aeglea for the year ended December 31, 2016. The audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Aeglea.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Aeglea’s annual report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Sandesh Mahatme, Chair
Armen Shanafelt, Ph.D.

Russell J. Cox

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Aeglea’s bylaws provide that, for stockholder nominations to the board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Aeglea BioTherapeutics, Inc., 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Corporate Secretary.

To be timely for the 2018 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Central Time on February 22, 2018 and not later than 5:00 p.m. Central Time on March 24, 2018. However, if the date of our 2018 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the date of our 2017 Annual Meeting, then, for notice to the stockholder to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Aeglea. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Aeglea’s bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Aeglea’s 2018 Annual Meeting must be received by the Company not later than December 22, 2017 in order to be considered for inclusion in Aeglea’s proxy materials for the 2018 Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Aeglea’s directors, executive officers and any persons who own more than 10% of Aeglae’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Aeglea with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Aeglea and written representations from the directors and executive officers, Aeglea believes that all Section 16(a) filing requirements were timely met in the year ended December 31, 2016.

Available Information

Aeglea will mail without charge, upon written request, a copy of Aeglea’s annual report on Form 10-K for the year ended December 31, 2016, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Investor Relations
Aeglea BioTherapeutics, Inc.
901 S. MoPac Expressway
Barton Oaks Plaza One, Suite 250
Austin, TX 78746
Attn: Investor Relations

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail.

With electronic delivery, you will be notified via e-mail as soon as future Annual Reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of stock certificates): visit www.amstock.com to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call American Stock Transfer & Trust Company, LLC, our transfer agent, at (800) 937-5449 or visit www.amstock.com with questions about electronic delivery.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are Aeglea stockholders will be “householding” our annual report on Form 10-K and proxy materials. A set of annual report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Upon written or oral request, Aeglea will promptly deliver a proxy statement, proxy card, annual report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card, annual report on Form 10-K and other proxy materials, you may write or call Aeglgea’s Investor Relations department at 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Investor Relations, telephone number (512) 942-2935.

Any stockholders who share the same address and currently receive multiple copies of Aeglea’s annual report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Aeglea’s Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

The board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Appendix A

AEGLEA BIOTHERAPEUTICS, INC.

2016 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 1,100,000, plus that number of reserved shares not issued or subject to outstanding grants under the Company’s 2015 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below), plus (a) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (b) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (c) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (d) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4. Automatic Share Reserve Increase. The number of Shares available for grant  and issuance under the Plan shall be increased on January 1, of each of 2017 through 2023, by the lesser of (a) four percent (4%) of the number of issued and outstanding Shares on each December 31  immediately prior to the date of increase or (b) such number of Shares determined by the Board; provided, however, that if on January 1 of a calendar year, the Board has not either confirmed the four percent (4%) increase described in clause “(a)” of this paragraph or approved an increase of a lesser number of Shares for such calendar year, then the Board shall be deemed to have waived the automatic increase provided for by this paragraph, and no such increase shall occur for such calendar year.

2.5. Limitations. No more than 5,500,000 Shares shall be issued pursuant to the exercise of ISOs. No Participant will be eligible to receive more than 400,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees (including new Employees who are also officers and directors) are eligible to receive up to a maximum of 775,000 Shares in the calendar year in which they commence their employment.

2.6. Adjustment of Shares. If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set  forth in Section 2.1, including Shares reserved under sub-clauses (a)-(d) of Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of Shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 2.5, and (f) the number of Shares that may be granted as Awards to Non-Employee Directors as set forth in Section 12, shall be  proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors.  The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in  tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine  the  terms  and  conditions  of  any,  and  to  institute  any Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(p) make all other determinations necessary or advisable for the administration of this Plan;

(q) delegate  any  of  the  foregoing  to  a  subcommittee  consisting  of  one  or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law; and

(r) to exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.   Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee  shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3. Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee administering the Plan in accordance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall consist of at least two individuals, each of whom qualifies as (a) a Non- Employee Director under Rule 16b-3, and (b) an “outside director” pursuant to Code Section 162(m) and the  regulations  issued  thereunder.  At  least  two  (or  a  majority  if  more  than  two  then  serve  on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of  the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

4.4. Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be  necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no  Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(c) Cause. If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in the Plan.

5.7. Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director of Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.2. Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement).  All SARs shall be made pursuant to an Award Agreement.

8.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.2. Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of the Company or any Parent, Subsidiary or Affiliate of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.1. Types of Performance Awards. Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Criteria within this Plan that are established by the Committee for the relevant performance period.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company’s common stock by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non- Employee Director pursuant to this Section 12 in any calendar year shall not exceed 100,000.

12.1. Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.2. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.3. Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or applicable Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (c) delivering to the Company already-owned shares of the Company’s common stock having a Fair Market Value equal to  the minimum amount required to be withheld or (d) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company for the minimum amount required to be withheld.

14. TRANSFERABILITY.

14.1. Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal   representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.

14.2. Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued Service to the Company or its Parent, Subsidiary, or Affiliate, (c) amend the permissible payment methods with respect to the  exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its  sole discretion. Notwithstanding anything to the contrary in the Plan, in no event will the Committee have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement (“Dividend Equivalent Rights”). After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date  the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be  placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may  require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval, the Committee may (a) reprice Options or SARs(and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them  arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:

(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity).

(b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.

(c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re- acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction. In addition, following a Corporate Transaction, 100% of the total number of Shares subject to each Award held by an Employee shall become vested if the holder is subject to an Involuntary Termination within 12 months after the Corporate Transaction; it being understood that the vesting acceleration set forth in the preceding clause is in addition to vesting of the Award or Shares that has occurred prior to the Involuntary Termination, subject to the Participant executing a general release (in a form prescribed by the Company) of all known and unknown claims that he or she may then have against the Company or persons affiliated with the Company and such release  has become effective and agreeing not to prosecute any legal action or other proceeding based upon any  of such claims except to the extent otherwise provided in an individual award agreement. The provisions of this Section 21.1 shall apply to Awards outstanding on the Effective Date under the Prior Plan; provided the vesting acceleration provisions set forth in any employment agreement or letter or similar agreement between the Company and an employee in effect on the Effective Date, to the extent more favorable to such employee, will continue to apply to the equity awards held by the employee on the Effective Date.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not be credited toward the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with  any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1. “Affiliate” means any person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, including any general partner, managing member, officer or director of the Company, in each case as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

28.2. “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee's delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

28.5. “Board” means the Board of Directors of the Company.

28.6. “Cause” means (i) an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company or is reasonably likely to cause material harm to the Company, (ii) a material breach of any agreement between Participant and the Company, (iii) a material failure to comply with the Company’s written policies or rules that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (iv) conviction of, or plea of “guilty” or “no contest”  to, a felony under the laws of the United States or any state thereof, (v) willful misconduct that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (vi) embezzlement, (vii) failure to cooperate with the Company in any investigation or formal proceeding if the Company has requested Participant’s reasonable cooperation, (viii) violation of any applicable federal, state or foreign statutes or laws that govern or regulate employment, pharmaceutical drugs or securities, including but not limited to the laws enforced by the federal Equal Employment Opportunity Commission, Department of Labor, Food and Drug Administration, Securities and Exchange Commission and Department of Justice or (ix) a continued failure to perform assigned duties after receiving written notification of such failure from the Company’s Chief Executive Officer; provided that Participant must be provided with written notice of Participant’s termination for “Cause” and Participant must be provided with a thirty (30) day period following Participant’s receipt of such notice to cure the event(s) that trigger “Cause,” with the Company’s Chief Executive Officer making the final determination whether Participant has cured any Cause. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.6.

28.7. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.8. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.9. “Common Stock” means the common stock of the Company.

28.10. “Company” means Aeglea BioTherapeutics, Inc., or any successor corporation.

28.11. “Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

28.12. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty  percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.13. “Director” means a member of the Board.

28.14. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

28.15. “Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

28.16. “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.17. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.18. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

28.19. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.20. “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.

28.21. “Good Reason” means, without the Participant’s consent, (i) a material reduction in the Participant’s level of responsibility and/or scope of authority, (ii) a reduction by more than 10% in Participant’s base salary (other than a reduction generally applicable to Participant officers of the Company and in generally the same proportion as for the Participant), or (iii) relocation of the Participant’s principal workplace by more than thirty-five (35) miles from Participant’s then current place of employment. For the purpose of clause (i), a change in responsibility shall not be deemed to occur (A) solely because Participant is part of a larger organization or (B) solely because of a change in title.  For  the Participant to receive the benefits under this Agreement as a result of a voluntary resignation under  this subsection (e), all of the following requirements must be satisfied: (1) the Participant must provide notice to the Company of his or her intent to assert Good Reason within sixty (60) days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii); (2) the Company will have thirty (30) days (the “Company Cure Period”) from the date of such notice to remedy the condition and, if it does so, the Participant may withdraw his or her resignation or may resign with no benefits; and (3) any termination of employment under this provision must occur within ten (10) days of the earlier of expiration of the Company Cure Period or written notice from the Company that it will not undertake to cure the condition set forth in subclauses (i) through (iii). Should the Company remedy the condition as set forth above and then one or more of the conditions arises again within twelve months following the occurrence of a Change in Control, the Participant may assert Good Reason again subject to all of the conditions set forth herein.

28.22. “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

28.23. “Involuntary Termination” means either (a) termination of Service without Cause or (b) resignation from Service for Good Reason.

28.24. “IRS” means the United States Internal Revenue Service.

28.25. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.

28.26. “Option” means an award of an option to purchase Shares pursuant to Section 5.

28.27. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.28. “Participant” means a person who holds an Award under this Plan.

28.29. “Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.

28.30. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have  been satisfied:

(a) Profit Before Tax;

(b) Sales;

(c) Expenses;

(d) Billings;

(e) Revenue;

(f) Net revenue;

(g) Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);

(h) Operating income;

(i) Operating margin;

(j) Operating profit;

(k) Controllable operating profit, or net operating profit;

(l) Net Profit;

(m) Gross margin;

(n) Operating expenses or operating expenses as a percentage of revenue;

(o) Net income;

(p) Earnings per share;

(q) Total stockholder return;

(r) Market share;

(s) Return on assets or net assets;

(t) The Company’s stock price;

(u) Growth in stockholder value relative to a pre-determined index;

(v) Return on equity;

(w) Return on invested capital;

(x) Cash Flow (including free cash flow or operating cash flows)

(y) Balance of cash, cash equivalents and marketable securities;

(z) Cash conversion cycle; (aa) Economic value added;

(bb) Individual confidential business objectives; (cc) Contract awards or backlog;

(dd) Overhead or other expense reduction; (ee) Credit rating;

(ff) Completion of an identified special project;

(gg) Completion of a joint venture or other corporate transaction; (hh) Strategic plan development and implementation;

(ii) Succession plan development and implementation; (jj) Improvement in workforce diversity;

(kk) Employee satisfaction; (ll) Employee retention;

(mm) Customer indicators and satisfaction; (nn) New product invention or innovation;

(oo) Research and development expenses;

(pp) Attainment of research and development milestones; (qq) Improvements in productivity;

(rr) Bookings;

(ss) Working-capital targets and changes in working capital; and (tt) Attainment of objective operating goals and employee metrics.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.31. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.32. “Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.33. “Performance Unit” means a right granted to a Participant pursuant to Section 10 or Section 12, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee”

28.34. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these  persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.35. “Plan” means this Aeglea BioTherapeutics, Inc. 2016 Equity Incentive Plan.

28.36. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.37. “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

28.38. “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

28.39. “SEC” means the United States Securities and Exchange Commission.

28.40. “Securities Act” means the United States Securities Act of 1933, as amended.

28.41. “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to  have  ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or  (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of  or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.42. “Shares” means shares of Common Stock and the common stock of any successor entity.

28.43. “Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

28.44. “Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

28.45. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.46. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.47. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX]Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 00000329269_1 R1.0.1.15 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees 01 Sandesh Mahatme 02 George Georgiou, Ph.D.03 Suzanne Bruhn, Ph.D.AEGLEA BIOTHERAPEUTICS, INC. 901 S. MOPAC EXPRESSWAY BARTON OAKS PLAZA ONES UITE 250 AUSTIN, TX 78746 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3.For Agains tAbstain 2. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017. 3. Re-approval of the Internal Revenue Code of 1986, as amended, Section 162(m) limits of our 2016 Equity Incentive Plan to preserve our ability to receive corporate income tax deductions that may be available. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer. To withhold authority to vote for any individual nominee(s) mark "for all except" and write the numnber(s) of the nominee(s) on the line below

0000329269_2 R1.0.1.15 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AEGLEA BIOTHERAPEUTICS, INC. The undersigned hereby appoints David G. Lowe, Ph.D. and Charles N.York II, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Aeglea BioTherapeutics, Inc. which the under signed is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Aeglea BioTherapeutics, Inc. to be held June7,2017 or any adjournment thereof,with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERE IN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side